UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): January 27, 2005

Zonagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21198 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-1
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

(281) 719-3400
(Registrant’s telephone number, including area code)

Item 8.01. Other Information
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated January 27, 2005
Press Release dated February 1, 2005

Item 8.01. Other Information

     Zonagen, Inc. announced in a press release on January 27, 2005 the pricing of its follow-on public offering of 4,400,000 shares of its common stock at $4.00 per share. In addition, the Company announced in a press release on February 1, 2005 that the underwriters of its follow-on public offering of 4,400,000 shares of its common stock at $4.00 per share exercised in full their over-allotment option.

     Copies of the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2. The press releases are incorporated by reference herein and the foregoing description of the press releases is qualified in its entirety by reference to the attached exhibits.

Item 9.01. Financial Statements and Exhibits

     c. Exhibits

Exhibit
Number	Description
99.1	Press Release dated January 27, 2005.
99.2	Press Release dated February 1, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonagen, Inc.
Date: February 1, 2005.	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 27, 2005.
99.2	Press Release dated February 1, 2005.